Tredegar
CORPORATION



Investor Presentation

September 2013

Forward-Looking Statements

Certain statements contained in this presentation are forward-looking statements. Pursuant to federal securities regulations, we have set forth cautionary statements relating to those forward-looking statements in our Annual Report on Form 10-K for the year ended December 31, 2012. We urge readers to review and carefully consider these cautionary statements and the other disclosures we make in our filings with the SEC.

This presentation contains non-GAAP financial measures. A reconciliation of those financial measures to United States GAAP financial measures is included under "Supplemental Information" in this presentation and is available on the company's website at www.tredegar.com under "Investors".

The report speaks as of the date thereof. Tredegar is not, and should not be deemed to be, updating or reaffirming any information contained therein. We do not undertake, and expressly disclaim any duty, to update any forward-looking statements made in this presentation to reflect any change in management's expectations or any change in conditions, assumptions or circumstances on which such statements are based.

Tredegar CORPORATION

Diversified, Global Manufacturer:

Film Products, Aluminum Extrusions

- Manufacturing is our foundation
  - Superior manufacturing capabilities and track record have allowed Tredegar to build leadership positions in core markets and strong long-term relationships with market-leading customers
  - Integrated manufacturing model with shared best practices and processes
  - Senior management team has 115+ years of manufacturing expertise
- Expanding profitable revenue streams while reducing customer and market concentration
- Well positioned for future growth in attractive markets
  - Favorable demographics support large and growing addressable market opportunities
  - Strong competitive position and positive market dynamics to drive results
- Strong financial position
  - Strong balance sheet provides flexibility to invest in growth opportunities
- Actively returning capital to shareholders
  - Share buyback in 2010; quarterly dividend up 75% in less than 3 years; special dividend in 2012

Tredegar at a Glance

- Created in 1989: Ethyl Corp. (NewMarket Corp.) spin-off
- Evolved from holding company to premier manufacturing operator
- 2010 – 2013: significantly optimized operations
  - Refocused company to drive profitable growth in core manufacturing businesses
    - Film Products – strengthened key customer relationships, reduced customer concentration and broadened product offerings
    - Bonnell Aluminum – lowered breakeven, closed unprofitable plant and reduced market concentration in building and construction industry
  - Committed over $385MM to drive long-term growth
    - Strategic investments to support organic growth
    - Acquisition Strategy – strengthening competitive position, expanding market opportunities and accelerating growth
  - Exited non-core business – Sale of Falling Springs (strategy to maximize value of other non-core investments)

Key Facts[1]

- NYSE: TG
- Market Cap: $829MM
- HQ: Richmond, VA
- Global footprint:
  - 2,700 employees
  - 18+ locations in NA, Europe, Asia, SA
- Quarterly dividend: $0.07 / share

[1] as of June 30, 2013

Executing strategy and driving results:
Net Sales up 35% and EPS[1] up 40% since 2009

[1] Diluted earnings per share from ongoing operations. See Note 3 in Supplemental Financial Information for more information on this non-GAAP financial measure.

Tredegar is Well-Positioned for Future Success

Strategy	➢ Leverage core manufacturing capabilities to accelerate profitable growth ➢ Increase market share while diversifying customer base and expanding product offerings ➢ Continue to derive benefits from previously executed strategic acquisitions
Market Drivers	➢ Growth for personal care products occurring in emerging markets as new users enter market and aging baby-boomers consume retail adult incontinence products ➢ Electronics and display market is expanding with strong growth in tablet and smartphone segments of electronics and display ➢ 2014 World Cup and 2016 Olympics expected to accelerate growth in flexible packaging in Brazil ➢ Nonresidential building and construction recovery opportunity ➢ Growing aluminum content in vehicles, driven by new CAFÉ standards, expected to outpace overall growth rate of automobiles in auto industry
Business Performance	➢ Strong cash from operations performance and solid balance sheet provide flexibility to invest in business while simultaneously returning cash to shareholders ➢ Leading technology, superior quality and service reliability have allowed Tredegar to build leadership positions in each of its core markets
Recent Investments	➢ Committed over $385MM for acquisitions and expansion projects from 2010 to 2013 ➢ Expanding production capabilities and product offerings in emerging markets, including India, China and Brazil ➢ Committed resources to facilitate growth of automotive and other end markets for aluminum extrusions
Management Team	➢ Management Team has led the company to measurable success since the beginning of 2010 ➢ 115 years of combined successful industry experience

Tredegar Business Profile

Tredegar CORPORATION

2012 Net Sales[1] by Segment


Aluminum Extrusions 29%
Film Products 71%

$857MM in net sales[1] in 2012

2012 Net Sales[1] by Geography


Latin America 14%
Asia 11%
Europe 14%
North America 61%

$857MM in net sales[1] in 2012

[1] Net sales represent sales less freight. See Note 1 in Supplemental Financial Information for more information on this non-GAAP financial measure.

Global footprint


North America Films
Bloomfield, NY
Lake Zurich, IL
Morrisville, NC
Pottsville, PA
Red Springs, NC
Richmond, VA
Terre Haute, IN
Bonnell
Newnan, GA
Carthage, TN
Elkhart, IN
Niles, MI
Europe - Films
Kerkrade, The Netherlands
Rétság, Hungary
South America - Films
São Paulo, Brazil
Cabo de Santo Agostinho, Brazil
Asia - Films
Guangzhou, China
Pune, India
Shanghai, China

Tredegar CORPORATION

Acquisition & Investment Strategy:

Complement/Accelerate Organic Growth, Reduce Customer/End-Market Concentration

Acquisition/Investment Criteria

- ✓ Predictable manufacturing business with strong growth opportunities and positive long-term macro trends
- ✓ Diversified customer base
- ✓ Proven management team
- ✓ Opportunities to accelerate industry, market and/or customer diversification
- ✓ Manufacturing platform that supports TG's shift to higher-margin opportunities
- ✓ Attractive EBITDA margins; greater than 15%

Investing in Attractive End Markets for Long-Term Growth

Film Products – Committed $315MM From 2010

Flexible Packaging: expanding global capacity to benefit from growth in emerging markets

- **$264MM committed**
- **Market dynamics**
  - High-value specialty PET (polyethylene terephthalate) film offers technical advantages
  - End-user demand growing for convenience foods, lighter packaging and branded consumer products
  - PET films demand forecasted to grow ~ 6% per year from 2014 to 2017[1]
  - PET cycle recovery driven by middle class consumption in emerging markets, especially Brazil

	Date	Dollars Committed ($MM)	Highlights	Growth Opportunity	Diversified Customer Base	Geographic Expansion
Acquisitions						
TERPHANE **Flexible packaging for food industry**	Oct 2011	$184	➢ Leader in PET flexible packaging in Brazil ➢ Facility in US serving higher value niche applications ➢ Added ~ $138MM in net sales in 2012	✓	✓	✓
Investments						
Additional capacity in Brazilian Film Products Flexible Packaging line	Late 2012 – Early 2014	$80	➢ Capture growth in flexible packaging for food industry (South America/Brazil) ➢ Driven by growing middle class in Brazil; World Cup in 2014/Olympics 2016	✓	✓	✓

[1] PCI Films Consulting Ltd., ***"World Market for BOPET Films to 2017"***, January 2013

Investing in Attractive End Markets for Long-Term Growth

Film Products – Committed $315MM From 2010

Personal Care: expanding global capacity to benefit from growth in emerging markets

- **$14MM committed**

- **Market dynamics**
  - Positive global market growth trends for absorbent products expected through 2017:[1]
    - Global market growth of ~4% per year, driven by emerging market growth[1]
    - Baby diapers expected to grow ~5%[1]
    - Feminine hygiene expected to grow ~4%[1]
    - Adult incontinence products expected to grow ~8%[1]
  - Low penetration in countries with large and growing populations for feminine hygiene, baby diapers and adult incontinence products
  - Middle class growth in emerging markets shifting consumption from lower-tier to premium products

Investments	Date	Dollars Committed ($MM)	Highlights	Growth Opportunity	Diversified Customer Base	Geographic Expansion
Premium Topsheet for Feminine Hygiene	2010 – 2012	$5	➢ Added capacity in Hungary	✓	✓	✓
Expanded Footprint and Capacity in Growing Asia Market	2010 – 2014	$6	➢ Opened facility in Pune, India in 2010 ($5MM) ➢ Added elastic film capability in Shanghai, China ($1MM)	✓	✓	✓
Brazilian Film Products Personal Care	2012 – 2013	$3	➢ Provide local supply of apertured film to capture expected growth in region	✓	✓	✓

[1] Price Hanna Consultants, *Global Outlook Report for Hygiene Absorbent Products*, February 2013

Investing in Attractive End Markets for Long-Term Growth

Film Products – Committed $315MM From 2010

Surface Protection: expanding footprint/capacity to benefit from growth in Asia

- **$23MM committed**
- **Market dynamics**
  - New technologies for high-end TVs, tablets and smartphones driving growth
  - Growth of middle class in emerging markets and expanded use of touch screen technology supports near-term demand
    - Global flat panel display market to grow ~6% CAGR from 2013 to 2017[1]
    - Tablet and smartphone shipments expected to grow ~16% CAGR from 2013 to 2017[1]
    - Flat panel display revenue for tablets/smartphones to exceed revenue for TVs by 2015 and expecting to grow ~18% per year to ~$65B by 2016[1]
  - Increasing quality demands to meet high-performance specifications driving growth of high-value products

Investments	Date	Dollars Committed ($MM)	Highlights	Growth Opportunity	Diversified Customer Base	Geographic Expansion
Expanded Footprint and Capacity in Growing Asia Market	2013 – 2014	$18	Approval for new Film Products line in Guangzhou, China; capacity online in 2015	✓	✓	✓
Upgraded Existing Production Lines	2010 – 2012	$5	Line enhancements to meet high performance product specifications	✓	✓	✓

[1] NPD DisplaySearch, *US Flat Panel Display Conference*, March 2013

Investing in Attractive End Markets for Long-Term Growth

Film Products – Committed $315MM From 2010

Specialty Lighting Films: developing broad product portfolio of engineered optics to serve the rapidly growing illumination market

- **$16MM committed**
- **Market dynamics**
  - Rapid adoption of LED lighting and emphasis on energy efficiency driving global growth
  - Opportunities to grow share in highly fragmented market
  - Strong growth forecasted for engineered optics market (LED lighting market projected to grow over 30% per year through 2016[1])

Acquisitions/Development Costs	Date	Dollars Committed ($MM)	Highlights	Growth Opportunity	Diversified Customer Base	Geographic Expansion
BrightView Technologies Infinite Possibilities Through Microstructures **Developer of diffusers for LED lighting**	Feb 2010	$16MM	➢ Early-stage company with broad product offering of diffusers and reflectors for attractive LED and CFL lighting market ➢ Integrated into TG Film Products business in 2012 ➢ Develops and commercializes high performance reflective films	✓	✓	✓

[1] PWC, "The LED Industry", October 2012

Investing in Attractive End Markets for Long-Term Growth
Aluminum Extrusions – Committed $70MM From 2010

Bonnell Aluminum: Positioned to benefit from strengthening US nonresidential building and construction market and growth in North American light vehicle market

- **Market dynamics**
  - Nonresidential market recovery opportunity
    - Recovery lagging growth trends in the US housing market; suggests continued upside
  - North American light vehicle market expected to grow ~14% from 2012 to 2016[1]
    - US Corporate Average Fuel Economy (CAFÉ) requirements driving growth
    - Extrusion demand, driven by automakers' use of lighter weight aluminum components, expected to accelerate in next decade[1]

	Date	Dollars Committed ($MM)	Highlights	Growth Opportunity	Diversified Customer Base	Geographic Expansion
Acquisitions						
AACOA Aluminum anodizing, extrusions and fabrication	Oct 2012	$55	➢ Recognized quality leader in anodizing ➢ Value-added fabrication capabilities ➢ ~$83MM in pro forma net sales (2012)[2]	✓	✓	
Investments						
Investment in Automotive Strategy	2013 – 2014	$15	➢ Installation of new press in Newnan, GA primarily focused on automotive market ➢ Awarded three automotive programs for three different OEMs ➢ New capacity online in 2014	✓	✓	

[1] Ducker Worldwide, *Ducker Worldwide Analysis Report, August 2012*
[2] *AACOA, Inc. acquired on 10/1/12.*

Customer and End-Market Concentration Improvements

Customer Concentration – Tredegar Net Sales

$633MM Net Sales [1]


2009
40%
60%
P&G
All Other

$907MM Net Sales [1]


2013 LTM (as of 6/30/13)
29%
71%
P&G
All Other

End-Market Concentration – Bonnell Aluminum Volume

92MM lbs. Volume


2009
29%
71%
Nonresidential Building & Construction
All Other

132MM lbs. Volume


2013 LTM (as of 6/30/13)
36%
64%
Nonresidential Building & Construction
All Other

[1] Net sales represent sales less freight. See Note 1 in Supplemental Financial Information for more information on this non-GAAP financial measure.

Tredegar CORPORATION

Strategy is Driving Financial Results

2009 - 2012:

- Net Sales[1] of $857MM up 35%, EPS from ongoing operations[2] of $1.20 up ~ 40%
  - Accretive acquisitions of Terphane and AACOA
  - Recovery of Surface Protection and Personal Care sales in the second half of 2012
  - Lowered breakeven at Bonnell Aluminum through productivity improvements and shutdown of Kentland facility
  - Experienced unfavorable change in non-cash pension cost of $11MM[3]
  - Strong balance sheet – net debt[4] of $95MM
  - Recent acquisitions funded largely through cash generated from operations
  - Total Indebtedness- to- Adjusted EBITDA[5] @ 1.27x; Net Debt-to-Capitalization[6] @ 20%
- Returning capital to shareholders
  - Quarterly dividend up 75% in less than 3 years; special dividend of $0.75 per share in 2012
  - 2.1MM share buyback in 2010 (1.7MM shares remain authorized for purchase)

[1] Net sales represent sales less freight. See Note 1 in Supplemental Financial Information for more information on this non-GAAP financial measure.
[2] Diluted earnings per share from ongoing operations. See Note 3 in Supplemental Financial Information for more information on this non-GAAP financial measure.
[3] Pension expense of $8.1MM in 2012 from net pension income of $3.1MM in 2009.
[4] See Note 4 in Supplemental Financial Information for more information on this non-GAAP financial measure.
[5] As defined under Tredegar's credit agreement. See Tredegar's 2013 Second Quarter Report on Form 10-Q (page 33) for more information on this non-GAAP financial measure.
[6] See Note 5 in Supplemental Financial Information for more information on this non-GAAP financial measure.

Select Financial Performance

Annual Earnings Per Share from Ongoing Operations[1]


41%
$.85
$.88
$.87
$1.20
2009
2010
2011
2012

Results include Terphane subsequent to acquisition date 10/24/11 and AACOA subsequent to acquisition date 10/1/12.

[1] *Diluted earnings per share from ongoing operations. See Note 3 in Supplemental Financial Information for more information on this non-GAAP financial measure.*

Tredegar by Segment

Net Sales[1]

Film Products ($MM)



2009-2012 Net Sales 3 year CAGR: 10%
$455
$521
$536
$612
$621
2009
2010
2011
2012
LTM
Year / year sales growth:
15%
3%
14%

Bonnell Aluminum ($MM)



2009-2012 Net Sales 3 year CAGR: 11%
$178
$200
$240
$245
$286
2009
2010
2011
2012
LTM
12%
20%
2%

Film Products reflects inclusion of Terphane subsequent to acquisition date 10/24/11, and Bonnell Aluminum reflects inclusion of AACOA subsequent to acquisition date 10/1/12.
[1]*Net sales represent sales less freight. See Note 1 in Supplemental Financial Information for more information on this non-GAAP financial measure.*

Select Financial Performance

Segment Adjusted EBITDA[1], Ongoing Operations ($MM)



Film Products
Bonnell Aluminum
98
1
97
106
5
101
108
12
96
126
17
109
134
21
113

	2009	2010	2011	2012	LTM
Combined Segment Adj. EBITDA[1] Margin %:	15.5%	14.7%	13.9%	14.7%	14.8%
Films Adj. EBITDA[1] Margin %:	21.3%	19.4%	17.9%	17.8%	18.2%
Bonnell Adj. EBITDA[1] Margin %:	0.6%	2.5%	4.9%	6.8%	7.3%

Film Products reflects inclusion of Terphane subsequent to acquisition date 10/24/11, and Bonnell Aluminum reflects inclusion of AACOA subsequent to acquisition date 10/1/12.
[1]Segment Adjusted EBITDA excludes Corporate overhead expense. See Note 2 in Supplemental Financial Information for more information on this non-GAAP financial measure.

2013 Overview

2013

- Strong results in the first half of 2013 with EPS from ongoing operations[1] of $0.57
  - Second half of 2012 recovery in Surface Protection and Personal Care sales continued into the first half of 2013
  - October 2012 AACOA acquisition is accretive
- Some headwinds in certain end markets in the near term
  - Challenging market conditions in Flexible Packaging films tied to the slow global economy, particularly in Brazil
  - Some risk of slowing demand for our Personal Care materials
  - Signs of softening in already weak nonresidential building and construction market
- Pension expense (non-cash) projection for 2013 of $13MM is $6MM above 2012
- Geographic income mix has had an unfavorable impact on the effective tax rate compared to 2012

[1] Diluted earnings per share from ongoing operations. See Note 3 in Supplemental Financial Information for more information on this non-GAAP financial measure.

Tredegar Has a Track Record of Delivering Total Value to Shareholders


TREDEGAR VS. MARKET
(TOTAL RETURN %)
12/2009 - 08/2013
120%
110%
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
-10%
-20%
12/09
3/10
6/10
9/10
12/10
3/11
6/11
9/11
12/11
3/12
6/12
9/12
12/12
3/13
6/13
Russell 2000: 72%
S&P 500: 59%
Tredegar: 57%

Tredegar CORPORATION

Film Products Overview

Overview of Film Products

- Tredegar Film Products manufactures plastic films, elastics and laminate materials
- Manufacturing in the United States, The Netherlands, Hungary, China, Brazil and India
- Terphane acquisition further expanded films business in Latin America and the United States
- Tredegar has a leadership position in the markets we serve
  - **Personal Care** – One of the largest global suppliers of apertured, breathable, elastic and embossed films and film laminate materials for personal care markets
  - **Surface Protection** – single and multi-layer surface protection films used in high technology (display) applications
  - **Flexible Packaging** – specialized polyester ("PET") films used in packaging applications, with an emphasis on food packaging
  - **Films for Other Markets** – films combining multiple technology platforms for application-specific functionality, focused primarily on engineered optics for the illumination market
  - **Overwrap Films** – thin-gauge polyethylene films with overwrap packaging applications for paper products and polypropylene films for packaging

Tredegar Film Products

Market Dynamics and Strategic Initiatives

Market Dynamics	Strategic Initiatives
➢ Consumer buying trends indicate a shift to value-segment products in developed markets, affecting personal care ➢ Low growth rate for diapers and feminine hygiene products in developed markets	➢ Broaden product offerings to meet consumer needs in the value segment ➢ Accelerate pace of innovation and new product introduction, building on key strengths of Bright View and Terphane
➢ Growth for personal care products occurring in emerging markets as new users enter market through non-premium products	➢ Expand geographic reach, focusing on products that appeal to consumers in emerging markets (China, India, Russia and Brazil)
➢ Opportunities in developed markets reflect growth of new market segments (e.g., adult incontinence, PET products)	➢ Exploit growth in new segments such as adult incontinence to become clear share leader
➢ Electronics and display market is expanding with strong growth in tablet and smartphone segments of electronics and display	➢ Continue to lead in technology, state-of-the-art quality and service to strategic accounts
➢ Growth for flexible packaging is occurring as food industry innovates in new packaging design and functionality	➢ Focus on food packaging while maintaining leadership position in Brazil and innovate to drive high value solutions

Tredegar Film Products

Sales by Region and Product Category

Net Sales[1] by Region

($612MM Net Sales in 2012)


20%
46%
15%
19%
North America
Europe
Asia
Latin America

Net Sales[1] by Major Product Category


10%
2%
27%
11%
23%
21%
6%
Personal Care-Feminine Hygiene
Personal Care-Baby Diaper
Personal Care-Adult Incontinence
Flexible Packaging
Surface Protection
Overwrap Films
Films for Other Markets

Addition of flexible packaging in late 2011 has broadened our product portfolio and strengthened our presence in Latin America

Reflects inclusion of Terphane subsequent to acquisition date 10/24/11.

[1] *Net sales represent sales less freight. See Note 1 in Supplemental Financial Information for more information on this non-GAAP financial measure.*

Tredegar Film Products

Focus on Research and Development

- **Strategic Priority: To improve the pace and quality of our innovation pipeline**

- **Recent Product Development Activity**
  - High performance elastics for baby diaper side panels and ears
  - Upgrades for adult incontinence products
  - Forcefield Pearl™ – next generation of surface protection films for high quality advanced thin film LCD displays
  - Highly reflective films for illumination applications
  - Matte film with "paper-like" feel and appearance for flexible packaging applications







Tredegar
CORPORATION

Bonnell Aluminum:
Aluminum Extrusions Overview

Overview of Bonnell Aluminum

- Bonnell is among the leading manufacturers of custom aluminum extrusions in North America
- Four US manufacturing locations in Tennessee, Georgia, Indiana and Michigan
- 2012 AACOA acquisition expanded addressable market opportunities
  - Expanded customer base in new markets
  - New fabrication capabilities for higher margin value-add products
  - $83MM pro forma net sales in 2012 [1]
- 2012 net sales[2] of $245 million (volume of 115 million lbs.)
- Markets we serve:
  - Nonresidential construction
  - Commercial windows and doors, curtain walls and storefronts
  - Consumer durables, including recreational products
  - Transportation (automotive structural components)
  - Machinery and equipment
  - Distribution (custom shapes)

[1] *AACOA, Inc. acquired on 10/1/12.*
[2] *Net sales represent sales less freight. See Note 1 in Supplemental Information for more information on this non-GAAP financial measure.*

Volume by End Market

(115MM pounds in 2012)

Volume by End Market



70%
9%
5%
5%
5%
4%
2%
Building & Construction, Nonresidential
Building & Construction, Residential
Transportation (includes automotive)
Consumer Durables
Distribution
Machinery and Equipment
Electrical

Acquisition of AACOA in late 2012 adds fabrication capabilities and provides opportunity to grow in non-construction end markets such as transportation, consumer durables and machinery and equipment

Volume reflects inclusion of AACOA subsequent to acquisition date 10/1/12.

Market Dynamics and Strategic Initiatives

Market Dynamics	Strategic Initiatives
➢ Sensitivity to economic conditions in end-use markets, particularly in construction ➢ Extrusion shipments for automotive, transportation, consumer durables and electrical markets up double digits in 2012*	➢ Integrate AACOA acquisition and execute on opportunities for growth outside of building and construction ➢ Expand into the automotive market with new press project in Newnan, GA
➢ Construction segment volume, up ~4% in 2012 compared to 2011*	➢ Extend geographic reach to grow profitably in western United States and Canada ➢ Capitalize on the capabilities of our large press in Carthage, TN
➢ Overall extrusion volume grew ~8% in 2012 vs. 2011 but was 31% below cyclical peak in 2006*	➢ Leverage operating improvements as markets recover and volume increases ➢ Apply Lean Six Sigma techniques across the business to further improve product performance, quality, service and cost

* Statistics for extruded shapes provided by The Aluminum Association

Diversified Customer Base

- Aluminum extrusions sold to fabricators and distributors through a dedicated sales force
- Bonnell targets complex, customized, service-intensive business in order to differentiate itself from high volume, standard extrusion applications
- Large, diverse customer base with over 1,300 active accounts
- No single customer accounts for more than 5% of total volume



Tredegar
CORPORATION

Financial Results

Financial Summary

Annual Historical Financials

Net Sales[1] ($MM)


$1,200
$900
$600
$300
$0
$633
$720
$776
$857
$907
2009
2010
2011
2012
LTM

Adjusted EBITDA[2] ($MM)


$150
$100
$50
$0
$84
$90
$92
$104
$107
2009
2010
2011
2012
LTM

Earnings Per Share from ongoing ops[3] ($)


$1.50
$1.00
$0.50
$0.00
$.85
$.88
$.87
$1.20
$1.28
2009
2010
2011
2012
LTM

Adjusted EBITDA less CapEx[2] ($MM)


$100
$80
$60
$40
$20
$0
$50
$69
$76
$70
$48
2009
2010
2011
2012
LTM

Results include Terphane subsequent to acquisition date 10/24/11 and AACOA subsequent to acquisition date 10/1/12.

[1] Net sales represent sales less freight. See Note 1 in Supplemental Financial Information for more information on this non-GAAP financial measure.

[2] See Note 2 in Supplemental Financial Information for more information on this non-GAAP financial measure. See Capital Expenditures Summary on page 36.

[3] Diluted earnings per share from ongoing operations. See Note 3 in Supplemental Financial Information for more information on this non-GAAP financial measure.

Financial Summary – Film Products

Annual Historical Financials

Net Sales[1] ($MM)



$800
$600
$400
$200
$0
$455
$521
$536
$612
$621
2009
2010
2011
2012
LTM

Adjusted EBITDA[2] ($MM)



$120
$80
$40
$0
$97
$101
$96
$109
$113
2009
2010
2011
2012
LTM

Volume (lbs. MM)



300
250
200
150
100
50
0
207
221
219
270
272
2009
2010
2011
2012
LTM

Adjusted EBITDA less CapEx[2] ($MM)



$90
$80
$70
$60
$50
$85
$85
$83
$79
$60
2009
2010
2011
2012
LTM

Reflects inclusion of Terphane subsequent to acquisition date 10/24/11. Effective 1/1/12, the operations of Bright View were incorporated into Film Products, and prior year balances above have been revised to conform with this change.

[1] Net sales represent sales less freight. See Note 1 in Supplemental Financial Information for more information on this non-GAAP financial measure.

[2] See Note 2 in Supplemental Financial Information for more information on this non-GAAP financial measure. See Capital Expenditures Summary on page 36.

Film Products

Net Sales and Operating Profit from Ongoing Operations

($MM)



$54
$64
$67
$60
$70
$77
$523
$455
$521
$536
$612
$621
2008
2009
2010
2011
2012
LTM
Net Sales[1]
Operating Profit from Ongoing Operations[2]

Reflects inclusion of Terphane subsequent to acquisition date 10/24/11. Effective 1/1/12, the operations of Bright View were incorporated into Films Products, and prior year balances above have been revised to conform with this change.

[1] *Net sales represent sales less freight. See Note 1 in Supplemental Financial Information for more information on this non-GAAP financial measure.*
[2] *See Note 6 in Supplemental Financial Information for more information on this non-GAAP financial measure.*

Financial Summary – Bonnell Aluminum

Annual Historical Financials

Net Sales[1] ($MM)



$400
$300
$200
$100
$0
$178
$200
$240
$245
$286
2009
2010
2011
2012
LTM

Adjusted EBITDA[2] ($MM)



$30
$20
$10
$0
$1
$5
$12
$17
$21
2009
2010
2011
2012
LTM

Volume (lbs. MM)



150
100
50
0
92
95
108
115
132
2009
2010
2011
2012
LTM

Adjusted EBITDA less CapEx[2] ($MM)



$20
$10
$0
-$10
-$20
-$30
-$21
$1
$9
$14
$16
2009
2010
2011
2012
LTM

Reflects inclusion of AACOA subsequent to acquisition date 10/1/12.

[1] *Net sales represent sales less freight. See Note 1 in Supplemental Financial Information for more information on this non-GAAP financial measure.*

[2] *See Note 2 in Supplemental Financial Information for more information on this non-GAAP financial measure. See Capital Expenditures Summary on page 36.*

Bonnell Aluminum

Net Sales and Operating Profit from Ongoing Operations



($MM)
$10
$(7)
$(4)
$4
$9
$13
$340
$178
$200
$240
$245
$286
2008
2009
2010
2011
2012
LTM
Net Sales¹ Operating Profit from Ongoing Operations²

Reflects inclusion of AACOA subsequent to acquisition 10/1/12.

[1] Net sales represent sales less freight. See Note 1 in Supplemental Financial Information for more information on this non-GAAP financial measure.

[2] See Note 6 in Supplemental Financial Information for more information on this non-GAAP measure.

Tredegar Corporation

Debt Capital Structure and Liquidity Measures

($MM)	June 30, 2013
Total Debt	$139.0
Cash and Cash Equivalents	$44.4
Net Debt[1]	$94.6
Shareholders' Equity	$368.1
Total Indebtedness- to- Adjusted EBITDA[2]	1.27x
Net Debt-to-Capitalization[3]	20%

[1] See Note 4 in Supplemental Financial Information for more information on this non-GAAP financial measure.
[2] As defined under Tredegar's credit agreement. See Tredegar's 2013 Second Quarter Report on Form 10-Q (page 33) for more information on this non-GAAP financial measure.
[3] See Note 5 in Supplemental Financial Information for more information on this non-GAAP financial measure.

Tredegar Corporation

Financial Highlights: Capital Expenditures

($MM)						
Capital Expenditures	**2009**	**2010**	**2011**	**2012**	**LTM 6/30/13**	**2013 Projection**
Film Products	$11.5	$15.8	$13.1	$30.5	$53.3	$70.0
Bonnell Aluminum	22.5	4.3	2.7	2.3	5.5	16.0
Corporate	0.1	0.2	0.1	0.4	0.2	n/a
Total	$34.1	$20.4	$15.9	$33.2	$59.0	$86.0
% Net Sales[1]	*5.3%*	*2.8%*	*2.0%*	*3.8%*	*6.5%*	

Projections for 2013 include projected expenditures of $42 million for Films Products' flexible packaging capacity expansion in Brazil and $12 million for Bonnell Aluminum's expansion project in Newnan, GA to primarily serve automotive market

[1] *Net sales represent sales less freight. See Note 1 in Supplemental Financial Information for more information on this non-GAAP financial measure.*

Senior Management Team



Nancy M. Taylor
President and
Chief Executive Officer



Mary Jane Hellyar
President, Tredegar Film Products
and Corporate Vice President



Kevin A. O'Leary
Vice President,
Chief Financial Officer and Treasurer



W. Brook Hamilton
President,
The William L. Bonnell Company



A. Brent King
Vice President,
General Counsel and
Corporate Secretary

Tredegar
CORPORATION

Tredegar is Well-Positioned for Future Success

Strategy	➢ Leverage core manufacturing capabilities to accelerate profitable growth ➢ Increase market share while diversifying customer base and expanding product offerings ➢ Continue to derive benefits from previously executed strategic acquisitions
Market Drivers	➢ Growth for personal care products occurring in emerging markets as new users enter market and aging baby-boomers consume retail adult incontinence products ➢ Electronics and display market is expanding with strong growth in tablet and smartphone segments of electronics and display ➢ 2014 World Cup and 2016 Olympics expected to accelerate growth in flexible packaging in Brazil ➢ Nonresidential building and construction recovery opportunity ➢ Growing aluminum content in vehicles, driven by new CAFÉ standards, expected to outpace overall growth rate of automobiles in auto industry
Business Performance	➢ Strong cash from operations performance and solid balance sheet provide flexibility to invest in business while simultaneously returning cash to shareholders ➢ Leading technology, superior quality and service reliability have allowed Tredegar to build leadership positions in each of its core markets
Recent Investments	➢ Committed over $385MM for acquisitions and expansion projects from 2010 to 2013 ➢ Expanding production capabilities and product offerings in emerging markets including India, China and Brazil ➢ Committed resources to facilitate growth of automotive and other end markets for aluminum extrusions
Management Team	➢ Management Team has led the company to measurable success since the beginning of 2010 ➢ 115 years of combined successful industry experience

Tredegar
CORPORATION

Supplemental End Market Information

Personal Care

- Positive demographics and market trends driving demand for absorbent products in core end markets
  - Baby diapers: Driven by demand from developing and emerging markets
  - Feminine hygiene: Driven by demand from developing and underdeveloped markets and penetration growth
  - Adult incontinence: Increasing elderly population penetration growth
- Innovative new products will drive sales growth
  - New premium topsheet launched in 2012
  - Higher performing elastics for diapers and training pants
  - Improved acquisition distribution layer for improved fluid control in diapers
- New capacity will support opportunities for growth in emerging markets
  - Began commercial production in India (2011)
  - New capacity and upgraded capabilities to support growth in topsheets and elastics in China and Brazil

Personal Care Products

Current Products

- Hygiene topsheets
- Acquisition distribution / transfer / surge layers
- Elastic closure systems
- Waistbands
- Garment-like elastic side panels

Technology

- Elastic films and laminate materials



Packaging Film
Topsheet
Acquisition Distribution Layer
Elastic Waistband
Backsheet (Outer Layer)
Topsheet
Elastic Side Panels
Acquisition Distribution Layer
Backsheet (Outer Layer)

Surface Protection

- Product, market and demographic trends driving demand in core end-markets
  - Flat panel displays
  - Small displays (smartphones and tablets)
  - Flat Panel TVs: 100% penetration vs. Cathode Ray Tube TVs by 2015[1]
  - Advances in touch screen technology driving growth
  - China will play large role in LCD growth (currently has 20 – 25% LCD TV market share)[2]
- New products support customer demand for increased quality and service
- Reducing customer concentration with new business wins
- New capacity will support opportunities for growth in Asia
  - New line in Guangzhou (1Q15)

[1] NPD DisplaySearch, *US Flat Panel Display Conference, March 2013*

[2] NPD DisplaySearch, *Quarterly Advanced Global TV Shipment and Forecast Report, September 2013*

Surface Protection Products

Current Products

- Polyolefin-based cast films
- Customized adhesion films for smooth, matte, or structured surfaces

Technologies / Capabilities

- Surface engineering expertise
  - Protection of various sensitive substrates
- Industry-leading quality and process technologies







Flexible Packaging

- Emerging markets and packaging innovation driving demand in core food and consumer end-market
- Terphane acquisition expanded addressable market and accelerated emerging market growth strategy
  - Leading manufacturer of specialized PET serving growing food industry in Brazil
  - Growth platform to participate in high-growth Latin American markets
  - Cross-selling opportunities for existing film products
- Strong market share in key geographies
- Customer base
  - Consumer product manufacturers, converters supplying major manufacturers
  - Well-diversified customer base
- Current Market Dynamics
  - The PET film market is a global market with supply / demand cyclicality
  - Pricing and margin pressure is anticipated in the near term as peak utilization in 2010 led to investment in new capacity around the world
  - As key emerging economies experience slower than expected growth, near-term price pressure is accentuated
  - Our key market, Brazil, is impacted by its slower than anticipated GDP rate as well as aggressive bidding by importers intent on relieving their excess capacity in Brazil
  - The current market dynamics are not unfamiliar to Terphane and have historically been followed by demand in excess of previous levels

Flexible Packaging Products

Current Products

- Flexible packaging for perishable and non-perishable foods
- Non-food flexible packaging; industrial applications

Technology

- Specialized polyester ("PET") films with properties such as heat resistance, strength, barrier protection and the ability to accept high quality graphics
- Vertical integration of polyester resin in Brazil, enabling unique specialized features







Films for Other Markets – Engineered Optics

- Growth market supported by strong market adoption of LED lighting
  - Primary end market: illumination, appliances, automotive
  - LED Market expected to grow over 30% annually from 2011 to 2016[1]
- Building reputation as leading solution provider with broad product offering
  - Significant growth over past 3 years; three major product lines and numerous products
  - Reflector product gaining momentum
    - Combination of Bright View and Tredegar Films technology
    - 120+ customers on 6 continents; critical component of high-volume/high-performance products
- Strong new customer pipeline

[1] PWC, "*The LED Industry*", October 2012

Engineered Optics Products

Current Products

- Engineered optics: diffusers and reflectors



Technologies

- Optical design
- Photoreplication
- Polymer formulation
- Film extrusion





Tredegar
CORPORATION

Supplemental Financial Information

Supplemental Information

Notes

Tredegar acquired Bright View Technologies Corporation on February 3, 2010, and its operations were incorporated into Film Products effective January 1, 2012. Prior year balances have been revised to conform with the current year presentation.

Film Products results include the acquisition of Terphane Holdings LLC on October 24, 2011. Bonnell Aluminum results include the acquisition of AACOA, Inc. on October 1, 2012.

Notes:

1. Net sales represent sales less freight. Net sales is a financial measure that is not calculated with U.S. generally accepted accounting principles (GAAP). It is not intended to represent sales as defined by GAAP. Net sales is a key measure used by the chief operating decision maker of each segment for purposes of assessing performance. A reconciliation of net sales to sales is shown below.

(In Millions)

	2008	2009	2010	2011	2012	LTM
Film Products	$ 522.8	$ 455.0	$ 520.8	$ 535.5	$ 611.9	$ 620.6
Aluminum Extrusions	340.3	177.5	199.6	240.4	245.5	285.9
Total net sales	**863.1**	**632.5**	**720.4**	**775.9**	**857.4**	**906.5**
Add back freight	20.8	16.1	17.8	18.5	24.8	28.2
Sales as shown in consolidated statements of income	**$ 883.9**	**$ 648.6**	**$ 738.2**	**$ 794.4**	**$ 882.2**	**$ 934.7**

2. Adjusted EBITDA represents net income (loss) from continuing operations before interest, taxes, depreciation, amortization, unusual items, goodwill impairments, gains or losses associated with plant shutdowns, asset impairments and restructurings, gains or losses from the sale of assets, investment write-downs or write-ups, charges related to stock option awards accounted for under the fair value-based method and other items. Adjusted EBITDA is a non-GAAP financial measure that is not intended to represent net income (loss) or cash flow from operations as defined by GAAP and should not be considered as either an alternative to net income (loss) (as an indicator of operating performance) or to cash flow (as a measure of liquidity). Tredegar uses Adjusted EBITDA as a measure of unlevered (debt-free) operating cash flow.

   We also use it when comparing relative enterprise values of manufacturing companies and when measuring debt capacity. When comparing the valuations of a peer group of manufacturing companies, we express enterprise value as a multiple of Adjusted EBITDA. We believe Adjusted EBITDA is preferable to operating profit and other GAAP measures when applying a comparable multiple approach to enterprise valuation because it excludes the items noted above, measures of which may vary among peer companies.

   A reconciliation of ongoing operating profit (loss) from continuing operations to Adjusted EBITDA is shown on the next page. Amounts relating to corporate overhead for the prior years have been reclassified to conform with the current year's presentation. Adjusted EBITDA for Aluminum Extrusions in 2012 includes an adjustment of $2.4 million for accelerated depreciation associated with the shutdown of its manufacturing facility in Kentland, IN. Accelerated depreciation associated with the shutdown of the Kentland manufacturing facility was excluded from operating profit from ongoing operations. This amount has therefore been subtracted from the amount of depreciation expense added back in calculating Adjusted EBITDA.

Tredegar CORPORATION

Supplemental Information

Notes

LTM	Film Products	Aluminum Extrusions	Total
Operating profit (loss) from ongoing operations	$ 76.8	$ 12.5	$ 89.3
Add back depreciation & amortization	36.2	9.0	45.2
Less accelerated depreciation associated with plant shutdown	-	(0.6)	(0.6)
Adjusted EBITDA before corporate overhead (a)	113.0	20.9	133.9
Corporate overhead	-	-	(26.8)
Adjusted EBITDA	$ 113.0	$ 20.9	$ 107.1
Net sales (b)	$ 620.6	$ 285.9	$ 906.5
Adjusted EBITDA margin [(a) / (b)]	18.2%	7.3%	14.8%
2012			
Operating profit (loss) from ongoing operations	$ 70.0	$ 9.0	$ 79.0
Add back depreciation & amortization	39.2	10.0	49.2
Less accelerated depreciation associated with plant shutdown	-	(2.4)	(2.4)
Adjusted EBITDA before corporate overhead (a)	109.2	16.6	125.8
Corporate overhead	-	-	(22.3)
Adjusted EBITDA	$ 109.2	$ 16.6	$ 103.5
Net sales (b)	$ 611.9	$ 245.5	$ 857.4
Adjusted EBITDA margin [(a) / (b)]	17.8%	6.8%	14.7%
2011			
Operating profit (loss) from ongoing operations	$ 59.5	$ 3.5	$ 63.0
Add back depreciation & amortization	36.3	8.3	44.6
Adjusted EBITDA before corporate overhead (a)	95.8	11.8	107.6
Corporate overhead	-	-	(15.5)
Adjusted EBITDA	$ 95.8	$ 11.8	$ 92.1
Net sales (b)	$ 535.5	$ 240.4	$ 775.9
Adjusted EBITDA margin [(a) / (b)]	17.9%	4.9%	13.9%
2010			
Operating profit (loss) from ongoing operations	$ 66.7	$ (4.2)	$ 62.5
Add back depreciation & amortization	34.4	9.1	43.5
Adjusted EBITDA before corporate overhead (a)	101.1	4.9	106.0
Corporate overhead	-	-	(16.2)
Adjusted EBITDA	$ 101.1	$ 4.9	$ 89.8
Net sales (b)	$ 520.8	$ 199.6	$ 720.4
Adjusted EBITDA margin [(a) / (b)]	19.4%	2.5%	14.7%
2009			
Operating profit (loss) from ongoing operations	$ 64.4	$ (6.5)	$ 57.9
Add back depreciation & amortization	32.4	7.6	40.0
Adjusted EBITDA before corporate overhead (a)	96.8	1.1	97.9
Corporate overhead	-	-	(13.9)
Adjusted EBITDA	$ 96.8	$ 1.1	$ 84.0
Net sales (b)	$ 455.0	$ 177.5	$ 632.5
Adjusted EBITDA margin [(a) / (b)]	21.3%	0.6%	15.5%

Tredegar CORPORATION

Supplemental Information

Notes

Notes (continued):

3. The after-tax effects of losses associated with plant shutdowns, asset impairments and restructurings and gains or losses from the sale of assets and other items (which includes unrealized gains and losses for an investment accounted for under the fair value method) have been presented separately and removed from income (loss) and earnings (loss) per share from continuing operations as reported under U.S. generally accepted accounting principles (GAAP) to determine Tredegar's presentation of income and earnings per share from ongoing operations. Income and earnings per share from ongoing operations are key financial and analytical measures used by Tredegar to gauge the operating performance of its ongoing operations. They are not intended to represent the stand-alone results for Tredegar's ongoing operations under GAAP and should not be considered as an alternative to net income or earnings per share from continuing operations as defined by GAAP. They exclude items that we believe do not relate to Tredegar's ongoing operations. A reconciliation is shown below:

(in millions, except per share data)	2009	2010	2011	2012	1H13	LTM
Net income (loss) from continuing operations as reported under generally accepted accounting principles (GAAP)	$(1.4)	$26.8	$28.5	$43.2	$19.1	$47.2
After tax effects of:						
(Gains) losses associated with plat shutdowns, asset impairments and restructurings	2.4	.9	1.2	3.2	.4	1.7
(Gains) losses from sale of assets and other	(2.7)	1.0	(1.8)	(7.9)	(.8)	(7.3)
Goodwill impairment relating to aluminum extrusions business	30.6	-	-	-		-
Income from ongoing operations	$28.9	$28.7	$27.9	$38.5	$18.7	$41.6
Diluted earnings (loss) from continuing operations per share under GAAP	$(.04)	$.82	$.89	$1.34	$.59	$1.46
After tax effects of:						
(Gains) losses associated with plat shutdowns, asset impairments and restructurings	.07	.03	.04	.10	.01	.05
(Gains) losses from sale of assets and other	(.08)	.03	(.06)	(.24)	(.03)	(.23)
Goodwill impairment relating to aluminum extrusions business	.90	-	-	-		-
Diluted earnings per share from ongoing operations	$.85	$.88	$.87	$1.20	$.57	$1.28

Tredegar CORPORATION

Supplemental Information

Notes

Notes (continued):

4. Net debt is a non-GAAP financial measure that is not intended to represent debt as defined by GAAP, but is utilized by management in evaluating financial leverage and equity valuation. A calculation of net debt is shown below:

(In Millions)		June 30, 2013
Debt	$	139.0
Less: Cash and cash equivalents		(44.4)
Net debt	$	94.6

5. Net Debt-to-Capitalization is a non-GAAP financial measure that is used by management in evaluating financial leverage and equity valuation. The calculation is Net Debt divided by Total Capitalization. A reconciliation of net debt-to-capitalization is shown below:

(In Millions except percentages)		June 30, 2013
Net debt (see note 4) (a)	$	94.6
Shareholders equity (b)		368.1
Net debt-to-capitalization [(a) / (a+b)]		20%

Tredegar CORPORATION

Supplemental Information

Notes

6. Operating profit from ongoing operations is used by management to assess profitability. A reconciliation of operating profit from ongoing operations to net income is show below:

Operating profit (loss): (in Thousands)	2008	2009	2010	2011	2012	LTM 6/30/13
Film Products:						
Ongoing operations	$53,914	$ 64,379	$ 66,718	$ 59,493	$ 69,950	$ 76,777
Plant shutdowns, asset impairments and restructurings, gain from sale of assets and other items	(11,297)	(1,846)	(758)	(6,807)	(109)	1,474
Aluminum Extrusions:						
Ongoing operations	10,132	(6,494)	(4,154)	3,457	9,037	12,459
Goodwill impairment charge	-	(30,559)	-	-	-	-
Plant shutdowns, asset impairments and restructurings, gain from sale of assets and other items	(687)	(639)	493	58	(5,427)	(4,078)
AFBS (formerly Therics):						
Gain on sale of investments in Theken Spine and Therics, LLC	1,499	1,968	-	-	-	-
Total	53,561	26,809	62,299	56,201	73,451	86,632
Interest income	1,006	806	709	1,023	418	334
Interest expense	2,393	783	1,136	1,926	3,590	2,971
Gain on sale of corporate assets	1,001	404	-	-	-	-
Unrealized loss on investment property	-	-	-	-	-	(1,018)
Gain (loss) from an investment accounted for under the fair value method	5,600	5,100	(2,200)	1,600	16,100	13,000
Stock option-based compensation costs	782	1,692	2,064	1,940	1,432	1,270
Corporate expenses,net	8,866	13,334	17,118	16,169	23,443	26,814
Income (loss) from continuing operations before income taxes	49,127	17,310	40,490	38,789	61,504	67,893
Income taxes	19,486	18,663	13,649	10,244	18,319	20,726
Income (loss) from continuing operations	29,641	(1,353)	26,841	28,545	43,185	47,167
Income (loss) from discontinued operations, net of tax	(705)	-	186	(3,690)	(14,934)	(23,700)
Net income (loss)	28,936	(1,353)	27,027	24,855	28,251	23,467

Tredegar CORPORATION

Tredegar
CORPORATION

Investor Presentation

September 2013